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                                                                  EXHIBIT NO. 11


                STATEMENT OF COMPUTATION OF EARNINGS PER SHARE

                                                                  Year Ended
                                                               December 31, 1997
                                                               -----------------
                                                                        Earnings
                                                               Shares  Per Share
                                                               ------  ---------
                                                                  (In Thousands)

Basic Weighted Average Shares Outstanding                      2,106     $0.86
                                                               =====
Diluted
   Average Shares Outstanding                                  2,106
   Common Stock Equivalents                                      356
                                                               -----
                                                               2,462     $0.73
                                                               =====

                                                                   Year Ended
                                                               December 31, 1996
                                                               -----------------
                                                                        Earnings
                                                               Shares  Per Share
                                                               ------  ---------
                                                                  (In Thousands)

Basic Weighted Average Shares Outstanding                       1,704    $0.96
                                                               ======
Diluted
   Average Shares Outstanding                                   1,704
   Common Stock Equivalents                                       318
                                                               ------
                                                                2,022    $0.81
                                                               ======